Seven Canyons World Innovators Fund
Seven Canyons Strategic Income Fund
(the “Funds”)

Supplement dated December 4, 2019
to the Funds’ combined Prospectus and Statement of Additional Information each dated January 28, 2019, as amended

Effective immediately, Wesley Golby no longer serves as a portfolio manager of the Funds. Accordingly, all references to Wesley Golby in the Funds’ combined Prospectus and Statement of Additional Information are removed. Samuel Stewart, Josh Stewart and Spencer Stewart each continue in their roles as the Funds’ portfolio managers.

Please Retain this Supplement for Future Reference.